                                                                   EXHIBIT 10.1




                   PRIVATE SECURITIES SUBSCRIPTION AGREEMENT
       JERRY'S FAMOUS DELI, INC./YUCAIPA WATERTON DELI INVESTORS, L.L.C.

                                                                 August 22, 1996


         THIS PRIVATE SECURITIES SUBSCRIPTION AGREEMENT (hereinafter the "Agreement") has been executed by the undersigned in connection with the sale in a private placement pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), of certain shares of convertible preferred stock (hereinafter the "Preferred Shares"), convertible into shares of common stock (hereinafter the "Common Shares" and, collectively with the Preferred Shares, the "Shares") and warrants (the "Warrants" and, collectively with the Shares, the "Securities") to purchase Common Shares, of Jerry's Famous Deli, Inc., a California corporation (DELI), located at 12711 Ventura Boulevard, Suite 400, Studio City, CA 91604 ("SELLER"), to Yucaipa Waterton Deli Investors, L.L.C., a Delaware limited liability company, located at 10000 Santa Monica Blvd, 5th Flr., Los Angeles, CA 90067 ("BUYER"). SELLER and BUYER (hereinafter collectively the "parties") each hereby represents, warrants and agrees as follows:


         1.      AGREEMENT TO SUBSCRIBE; PURCHASE PRICE

                 (i) SELLER and BUYER are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission under the Securities Act; and

                 (ii) BUYER hereby subscribes for Six Thousand (6,000) Preferred Shares, at a purchase price of One Thousand Dollars ($1,000) U.S. per share, said shares convertible into Common Shares in accordance with the terms set forth in the Certificate of Determination attached as Exhibit A to this Agreement, for an aggregate purchase price of Six Million Dollars ($6,000,000) U.S. payable in United States Dollars at the Closing, as defined in Paragraph 4 hereof.

                 (iii) BUYER hereby subscribes for Warrants to purchase Sixty Five Thousand (65,000) Common Shares in accordance with the terms set forth in the form of Warrant attached as Exhibit B to this Agreement, for an aggregate purchase price of One Hundred Dollars ($100.00) U.S., to be paid at the Closing.

                 (iv) BUYER shall pay the purchase price for the Preferred Shares and the Warrants by delivering same day funds in United States Dollars to

Private Sec. Sub. Agreement:  Jerry's Famous Deli, Inc./Yucaipa Waterton Deli
Investors, L.L.C. August 22, 1996                                        Page 2



         an escrow agent or as otherwise agreed between the parties, to be delivered to the order of SELLER upon delivery of the Shares.

         2.      BUYER'S REPRESENTATIONS AND AGREEMENTS

                 Buyer represents, warrants and agrees as follows:

                 (i) BUYER understands that the Securities have not been registered under the Securities Act, or any other applicable securities law, and, accordingly, none of the Securities may be offered, sold, transferred, pledged, hypothecated or otherwise disposed of unless registered pursuant to, or in a transaction exempt from registration under, the Securities Act and any other applicable securities law;

                 (ii) BUYER is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3), or (7) of Regulation D (an "Accredited Investor") that is acquiring the Securities either for its own account or as a fiduciary or agent for one or more institutional accounts as to which it exercises sole discretion, each of which is an Accredited Investor. BUYER has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities. BUYER has had a reasonable opportunity to ask questions of and receive answers from SELLER concerning SELLER and the offering of the Securities. BUYER is not subscribing for the Securities as a result of or pursuant to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio. BUYER is aware that it (or such institutional account) may be required to bear the economic risk of an investment in the Securities for an indefinite period, and it (or such institutional account) is able to bear such risk for an indefinite period;

                 (iii) BUYER is acquiring the Securities for its own account or for one or more institutional accounts as described in Paragraph 2(ii) hereof, in each case for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof (subject to any requirement of law that the disposition of its property or the property of such institutional account or accounts remain within its or their control). BUYER agrees on its own behalf and on behalf of any such institutional account for which it is acquiring the Shares and/or the Warrants to offer, sell or otherwise transfer any Securities only to Accredited Investors (subject to any requirement of law that the disposition of its property or the property of such institutional account or accounts remain within its or their control) in conformity with the Securities Act and any other applicable securities law and with the restrictions on transfer set forth on the

Private Sec. Sub. Agreement:  Jerry's Famous Deli, Inc./Yucaipa Waterton Deli
Investors, L.L.C. August 22, 1996                                        Page 3



         certificate(s) evidencing the Shares or the Warrants. BUYER acknowledges that each certificate evidencing the Preferred Shares shall bear a legend substantially to the effect of the foregoing paragraphs 2(i) and 2(ii) and this paragraph 2(iii). Such legend shall be in substantially the following form:

                 "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE SECURITIES SUBSCRIPTION AGREEMENT BETWEEN THE COMPANY AND YUCAIPA WATERTON DELI INVESTORS, L.L.C. DATED AUGUST 22, 1996. A COPY OF THE PORTION OF THE AFORESAID SUBSCRIPTION AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES."

         Buyer further acknowledges that the Warrants shall bear a legend in substantially the following form:

         NO SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THIS WARRANT OR THE SHARES PURCHASABLE HEREUNDER SHALL BE MADE EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED. TRANSFER OF THIS WARRANT IS ALSO RESTRICTED BY AN AGREEMENT DATED AUGUST 22, 1996. A COPY OF WHICH IS AVAILABLE FROM THE ISSUER.

                 Upon conversion of the Preferred Shares or exercise of the Warrants, SELLER shall issue a Common Stock certificate without such legend to the holder of such shares if (a) such Shares are sold pursuant to an effective registration statement under the Securities Act or (b) such holder provides SELLER with an opinion of counsel reasonably acceptable to SELLER to the effect that a public sale or a transfer of such security may be made without registration under the Securities Act or (c) such holder provides SELLER with reasonable assurances that such security can be sold free of any volume limitations pursuant to Rule 144 under the Securities Act (or a successor thereto).

Private Sec. Sub. Agreement:  Jerry's Famous Deli, Inc./Yucaipa Waterton Deli
Investors, L.L.C. August 22, 1996                                        Page 4



                 (iv) BUYER acknowledges that SELLER or any transfer agent of SELLER shall register the transfer or exchange of any of the Securities only upon receipt of the certificate(s) evidencing such Securities with the transfer notice set forth thereon appropriately completed and upon receipt in writing from the transferee or the recipient of such Securities in such transfer or exchange (as the case may be) of a certificate setting forth the representations in Paragraph 2 hereof;

                 (v) If BUYER is acquiring any Securities as fiduciary or agent for one or more institutional accounts, BUYER represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such institutional account;

                 (vi) BUYER acknowledges that SELLER and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and further agrees that if, prior to the closing, any of such acknowledgments, representations and agreements made by BUYER are no longer accurate, BUYER will promptly notify SELLER;

                 (vii) BUYER has received all information necessary to make an informed business decision with respect to an investment in the Securities, including but not limited to SELLER'S latest Form 10-K, all Forms 10-Q and 8-K filed thereafter, the Proxy Statement for its latest fiscal year and the Prospectus of SELLER dated October 20, 1995, along with an update of the risk factors set forth in the Prospectus, prepared by SELLER;

                 (viii) This Agreement has been duly authorized, validly executed, and delivered on behalf of BUYER and is a valid and binding agreement enforceable in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally; and

                 (ix) BUYER has not engaged and agrees not to engage in any short sales of SELLER'S Common Stock prior to the date the Preferred Shares have been converted, except to the extent that any such short sale is fully covered by shares of common stock of the Company other than the Common Shares purchased pursuant to this Agreement.


         3.      SELLER'S REPRESENTATIONS AND AGREEMENTS

                 SELLER represents, warrants and agrees as follows:

Private Sec. Sub. Agreement:  Jerry's Famous Deli, Inc./Yucaipa Waterton Deli
Investors, L.L.C. August 22, 1996                                        Page 5



                 (i) SELLER has not conducted any general solicitation or general advertising (as defined in Regulation D) with respect to any of the Securities;

                 (ii) The Securities, when issued and delivered will be duly and validly authorized and issued, fully-paid and nonassessable, free and clear of any liens, encumbrances, charges, or adverse claims of any nature whatsoever, and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholder of SELLER with respect to the Shares;

                 (iii) This Agreement has been duly authorized, validly executed and delivered on behalf of SELLER and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally;

                 (iv) The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by SELLER of any of the terms or provisions of, or constitute a default under, the articles of incorporation (or charter) or bylaws of SELLER, or any indenture, mortgage, deed of trust or other material agreement or instrument to which SELLER is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or other governmental body having jurisdiction over SELLER or any of its properties or assets;

                 (v) No authorization, approval or consent of or filing with any federal, state or local governmental body of the United States is legally required for the issuance and sale of the Securities as contemplated by this Agreement;

                 (vi) The information provided by or on behalf of SELLER to BUYER and referred to in Section 2(vii) of this Agreement does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are made, not misleading. Since March 31, 1996, there has been no material adverse development in the business, properties, operations, financial condition or results of operations of SELLER, except as disclosed in the documents referred to in Section 2(vii) hereof.

Private Sec. Sub. Agreement:  Jerry's Famous Deli, Inc./Yucaipa Waterton Deli
Investors, L.L.C. August 22, 1996                                        Page 6



                 (vii) SELLER will issue one or more certificates representing the Preferred Shares in the name of BUYER in such denominations to be specified by BUYER prior to closing. The Preferred Shares will bear the restrictive legend specified in Section 2(iii) of this Agreement. Seller shall issue a single Warrant bearing the restrictive legend specified in Section 2(iii) of this Agreement. SELLER further warrants that no instructions other than these instructions and stop transfer instructions to give effect to Section 2(i) hereof will be given to the transfer agent and also warrants that the Securities shall otherwise be transferable on the books and records of SELLER as and to the extent provided in this Agreement, subject to compliance with Federal and State securities laws. Following registration of the Common Shares, upon conversion of the Preferred Shares or exercise of the Warrants, SELLER agrees to furnish new instructions to the transfer agent advising it of registration and instructing it to issue the Common Shares without a legend. Nothing in this Section shall affect in any way BUYER'S obligations and agreement to comply with all applicable securities laws upon resale of the Securities.


         4. CLOSING. Share certificates and Warrant certificates shall be delivered to BUYER and the funds therefor shall be delivered to SELLER on August 23, 1996 (the "Closing") or at such time to be mutually agreed.


         5.      FIRST REFUSAL

                 In the event SELLER determines to offer common shares, or securities convertible into common shares, to any party in a private placement of SELLER'S securities, SELLER agrees to offer BUYER, on a right of first refusal basis, the right to purchase any such securities during the period ending ninety (90) days following the Closing. SELLER shall offer such securities to BUYER on the same terms as offered to any other potential purchaser, and BUYER shall have five (5) business days during which it may elect to purchase such securities. If BUYER does not elect to purchase such securities, BUYER shall be deemed to have rejected the offer and SELLER shall be free to complete the transaction with another party or parties on the same terms offered to BUYER.

         6.      CONDITIONS TO CLOSING

                 (i) BUYER understands that SELLER'S obligation to sell the Preferred Shares and the Warrants is conditioned upon delivery into escrow or otherwise as agreed between BUYER and SELLER by BUYER of the amounts set forth in Paragraph 1 hereof.

Private Sec. Sub. Agreement:  Jerry's Famous Deli, Inc./Yucaipa Waterton Deli
Investors, L.L.C. August 22, 1996                                        Page 7



                 (ii) SELLER understands that BUYER'S obligation to purchase the Preferred Shares and the Warrants is conditioned upon delivery of certificate(s) representing Preferred Shares as described in Paragraph 1(ii) hereto and provision of an opinion of counsel confirming the matters set out in Section 3(ii), (iii), (iv) and (v) above.

                 (iii) SELLER understands that BUYER'S obligation to purchase the Preferred Shares and the Warrants is conditioned upon SELLER and BUYER entering into a Registration Rights Agreement substantially in the form of Annex I hereto.


         7.      GOVERNING LAW; INTERPRETATION

                 This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without giving effect to rules governing the conflict of laws. Facsimile signatures of this agreement shall be binding on all parties hereto.


                 IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

         Official Signatory of BUYER:
         YUCAIPA WATERTON DELI INVESTORS, L.L.C.



         WATERTON MANAGEMENT, L.L.C.,
         MANAGING MEMBER
         BY:  KENNETH ABDALLA, MANAGING
         MEMBER OF WATERTON MANAGEMENT


         Official Signatory of SELLER:
         JERRY'S FAMOUS DELI, INC.



         ISAAC STARKMAN
         CHAIRMAN AND CEO

                                   EXHIBIT A





                          CERTIFICATE OF DETERMINATION

                                   EXHIBIT B


                                FORM OF WARRANT

August 22, 1996

Via Facsimile
(818) 766-8315

Mr. Isaac Starkman
Chairman and CEO
Jerry's Famous Deli, Inc.
12711 Ventura Boulevard, Suite 400
Studio City, CA  91604

         RE:  CONFIRMATION OF PURCHASE AND CLOSING INSTRUCTIONS

Dear Ike:

         This is to confirm the sale of Six Thousand (6,000) Shares of Convertible Preferred Stock ("Preferred Shares") of Jerry's Famous Deli, Inc.
(DELI) ("Seller") and Warrants ("Warrants") to purchase Sixty Five Thousand (65,000) Shares of common stock of Jerry's Famous Deli, Inc. to Yucaipa Waterton Deli Investors, L.L.C. ("Buyer"), issued by Seller pursuant to Section 4(2) of the Securities Act of 1933, at a gross price of Six Million One Hundred Dollars ($6,000,100) U.S. to Seller, pursuant to a Private Securities Subscription Agreement between Seller and Buyer dated August 22, 1996. Shoreline Pacific Institutional Finance, the Institutional Division of Financial West Group ("Shoreline Pacific"), will be paid a commission of Six Percent (6%), which will be deducted from that gross amount (as set forth below), such that net proceeds to Seller will total Five Million Six Hundred Forty Thousand Ninety Four Dollars ($5,640,094) U.S. The transaction is scheduled to close on August 23, 1996 (the "Closing"). The Royal Bank of Scotland plc, 600 Montgomery Street, San Francisco, CA 94111-2880, tel: (415) 788-4500, will act as escrow agent for this transaction (the "Escrow Agent"). The following outlines the closing information for this transaction.

FOR THIS TRANSACTION TO CLOSE, SELLER MUST:

1. Deliver to the Escrow Agent Six Thousand (6,000) Preferred Shares of Jerry's Famous Deli, Inc., each Preferred Share representing One Thousand Dollars ($1,000.00) U.S., in the form of Ten (10) certificates each representing Six Hundred (600) Preferred Shares in the name of Yucaipa Waterton Deli Investors, L.L.C., bearing substantially the following legend: "The shares evidenced by this certificate have not been registered under the Securities Act of 1933 (the "Act") and may not

Seller's Confirmation: Jerry's Famous Deli, Inc./Yucaipa Waterton Deli
Investors, L.L.C. August 22, 1996                                        Page 2


         be offered or sold, transferred, pledged, hypothecated or otherwise disposed of except pursuant to an effective registration statement under the Act or pursuant to an available exemption from such registration. The holder of this certificate is the beneficiary of certain obligations of the Company set forth in a private securities subscription agreement between the Company and Yucaipa Waterton Deli Investors, L.L.C. dated August 22, 1996. A copy of the portion of the aforesaid subscription agreement evidencing such obligations may be obtained from the Company's executive offices."

2. Deliver to the Escrow Agent a signed Common Stock Purchase Warrant Certificate in the name of Yucaipa Waterton Deli Investors, L.L.C. to purchase Sixty Five Thousand (65,000) shares of common stock of Jerry's Famous Deli, Inc.;

3. Deliver to the Escrow Agent an opinion letter from Seller's securities counsel stating that, among other things, upon issuance of the Preferred Shares and the Common Shares issuable upon the conversion thereof, such shares will be duly and validly authorized and issued, fully-paid and nonassessable shares of Jerry's Famous Deli, Inc.

4. Deliver to Shoreline Pacific a signed Private Securities Subscription Agreement and a signed Registration Rights Agreement;

5. Deliver to Shoreline Pacific a signed closing instructions/hold harmless letter addressed to the Escrow Agent.

Items 4 and 5 should be faxed to the attention of Virginia Allen, at (415) 332-7808, with a hard copy sent via private overnight mail service. Item 5 should also be faxed directly to the Escrow Agent at (415) 781-8010.

BUYER HAS BEEN INSTRUCTED TO:

1. Wire funds to the Escrow Agent's escrow account for purchase of the Preferred Shares and Warrants;

2. Deliver to Shoreline Pacific a signed Private Securities Subscription Agreement and a signed Registration Rights Agreement;

3. Deliver to Shoreline Pacific and the Escrow Agent a signed closing instructions/hold harmless letter addressed to the Escrow Agent.

THE ESCROW AGENT WILL:

1.       Collect the funds from Buyer and the certificates from Seller;

Seller's Confirmation: Jerry's Famous Deli, Inc./Yucaipa Waterton Deli
Investors, L.L.C. August 22, 1996                                        Page 3


2. Release funds in the amount of Five Million Six Hundred Forty Thousand Ninety Four Dollars ($5,640,094) U.S. to Seller via wire transfer pursuant to Seller's instructions and release the Preferred Share certificates and Common Stock Purchase Warrant Certificate to Buyer via private overnight mail service pursuant to Buyer's instructions, once all material has been received.

         You have instructed us that Seller's instructions for wiring funds from the proceeds of this transaction are as follows:

         Bank of America
         Woodland Hills, California
         ABA# 121-000-358
         For further credit to: Jerry's Famous Deli, Inc.
         Account # 14656-00915

3. Release to Shoreline Pacific Three Hundred Sixty Thousand Six Dollars ($360,006) U.S. pursuant to their instructions.

If these terms and timetable are acceptable to you, please confirm by signing below and returning this letter to my office by fax, together with the private securities subscription agreement and escrow agent closing instructions/hold harmless letter.

Facsimile signatures of this agreement shall be binding on all parties hereto.

Sincerely,


/s/  HARLAN P. KLEIMAN
- --------------------------
Harlan P. Kleiman,
Executive Vice President
of Institutional Sales


AGREED AND ACCEPTED

JERRY'S FAMOUS DELI, INC.


/s/  ISAAC STARKMAN
- --------------------------
Isaac Starkman,
Chairman and CEO

                           [  SELLER'S LETTERHEAD  ]


August 22, 1996

Mr. John MacGregor
Senior Vice President and Manager
The Royal Bank of Scotland plc
600 Montgomery Street
San Francisco, CA 94111-2880

Dear Mr. MacGregor:

We shall deliver to you no later than August 23, 1996 Six Thousand (6,000) Shares of Convertible Preferred Stock of Jerry's Famous Deli, Inc. (DELI) in the form of Ten (10) certificates each representing Six Hundred (600) Preferred Shares in the name of Yucaipa Waterton Deli Investors, L.L.C., together with a Common Stock Purchase Warrant Certificate in the name of Yucaipa Waterton Deli Investors, L.L.C. for the purchase of Sixty Five Thousand (65,000) shares of common stock of Jerry's Famous Deli, Inc.

Upon receipt of the funds from Yucaipa Waterton Deli Investors, L.L.C. ("Buyer") and other required documents, please release the certificates to Buyer pursuant to Buyer's delivery instructions provided to you by Shoreline Pacific Institutional Finance, the Institutional Division of Financial West Group.

We understand that you are acting as escrow agent in this transaction and in no other capacity. We agree that you will have no liability whatsoever for any actions taken or not taken by you in connection with this transaction, unless such actions or omissions result from your gross negligence or willful misconduct.

We agree to indemnify you and hold you harmless against any loss, liability, claim, or other damage arising from or in connection with this transaction other than any loss, liability, claim or other damage resulting from your gross negligence or willful misconduct.

We further agree that you are expressly authorized to and shall be protected in relying on the genuineness of facsimile signatures on documents you receive in this transaction.

Sincerely,

/s/  ISAAC STARKMAN
- -----------------------------
Isaac Starkman,
Chairman and CEO

August 22, 1996

Via Facsimile
(310) 789-7218


Mr. Kenneth Abdalla
Yucaipa Waterton Deli Investors, L.L.C.
10000 Santa Monica Blvd., 5th Floor
Los Angeles, CA 90067

         RE:  CONFIRMATION OF PURCHASE AND CLOSING INSTRUCTIONS

Dear Ken:

         The following outlines the closing information for the transaction between Yucaipa Waterton Deli Investors, L.L.C. ("Buyer") and Jerry's Famous Deli, Inc. (DELI) ("Seller") involving the purchase of Six Thousand (6,000) Shares of Convertible Preferred Stock of Jerry's Famous Deli, Inc. and warrants to purchase Sixty Five Thousand (65,000) shares of common stock of Jerry's Famous Deli, Inc., issued by Seller pursuant to Section 4(2) of the Securities Act of 1933 (the "Preferred Shares"). The Royal Bank of Scotland plc, The Pyramid, 600 Montgomery Street, San Francisco, CA 94111-2880, tel: (415) 788-4500, will act as escrow agent for this transaction (the "Escrow Agent").

FOR THIS TRANSACTION TO CLOSE, BUYER MUST:

1. Wire funds in the amount of Six Million One Hundred Dollars ($6,000,100) U.S. no later than August 23, 1996 to the Escrow Agent's escrow account, identified immediately below. If any of the following information is not included in the wire from Buyer's financial institution, the Escrow Agent may be unable to identify the funds as pertaining to this transaction:

Buyer's Confirmation: Jerry's Famous Deli, Inc./Yucaipa Waterton Deli
Investors, L.L.C. August 22, 1996                                        Page 2




                                Wells Fargo Bank N.A.
                                San Francisco, CA
         ABA #:                 121000248
         In favor of:           The Royal Bank of Scotland plc
                                San Francisco Office
         Account #:             4000-824581
         For further credit:    The Royal Bank of Scotland Escrow Account
         Account #:             370000
         Reference:             Royal Bank of Scotland/Financial West Group/
                                Jerry's Famous Deli, Inc./Yucaipa Waterton
                                                          Deli Investors, L.L.C.


2. Deliver to Shoreline Pacific Institutional Finance, the Institutional Division of Financial West Group ("Shoreline Pacific") a signed Private Securities Subscription Agreement and a signed Registration Rights Agreement;

3. Deliver to Shoreline Pacific a signed closing instructions/hold harmless letter addressed to the Escrow Agent.

Items 2 and 3 should be faxed to the attention of Virginia Allen, at (415) 332-7808, with a hard copy sent via private overnight mail service. Item 3 should also be faxed directly to the Escrow Agent at (415) 781-8010.

If these instructions are not followed completely, TRANSACTIONS WILL NOT CLOSE.

SELLER HAS BEEN INSTRUCTED TO:

1. Deliver to the Escrow Agent Six Thousand (6,000) Preferred Shares of Jerry's Famous Deli, Inc., each Preferred Share representing One Thousand Dollars ($1,000.00) U.S., in the form of Ten (10) certificates each representing Six Hundred (600) Preferred Shares in the name of Yucaipa Waterton Deli Investors, L.L.C., bearing substantially the following legend: "The shares evidenced by this certificate have not been registered under the Securities Act of 1933 (the "Act") and may not be offered or sold, transferred, pledged, hypothecated or otherwise disposed of except pursuant to an effective registration statement under the Act or pursuant to an available exemption from such registration. The holder of this certificate is the beneficiary of certain obligations of the Company set forth in a private securities subscription agreement between the Company and Yucaipa Waterton Deli Investors, L.L.C. dated August 22, 1996. A copy of the portion of the aforesaid

Buyer's Confirmation: Jerry's Famous Deli, Inc./Yucaipa Waterton Deli
Investors, L.L.C. August 22, 1996                                        Page 3



         subscription agreement evidencing such obligations may be obtained from the Company's executive offices."

2. Deliver to the Escrow Agent a signed Common Stock Purchase Warrant Certificate in the name of Yucaipa Waterton Deli Investors, L.L.C. to purchase Sixty Five Thousand (65,000) shares of common stock of Jerry's Famous Deli, Inc.;

3. Deliver to the Escrow Agent an opinion letter from Seller's securities counsel stating that, among other things, upon issuance of the Preferred Shares and the Common Shares issuable upon the conversion thereof, such shares will be duly and validly authorized and issued, fully-paid and nonassessable shares of Jerry's Famous Deli, Inc.

4. Deliver to Shoreline Pacific a signed Private Securities Subscription Agreement and a signed Registration Rights Agreement;

5. Deliver to Shoreline Pacific and the Escrow Agent a signed closing instructions/hold harmless letter addressed to the Escrow Agent.

THE ESCROW AGENT WILL:

1. Collect the funds from Buyer and the common stock certificates and Common Stock Purchase Warrant Certificate from Seller;

2. Release funds to Seller via wire transfer pursuant to Seller's instructions and release the Preferred Share certificates and Common Stock Purchase Warrant Certificate to Buyer via private overnight mail service pursuant to Buyer's instructions, once all material has been received.

You have instructed us that Buyer's instructions for delivery of the certificates are as follows:

         Yucaipa Waterton Deli Investors, L.L.C.
         c/o Goldman Sachs & Co.
         One New York Plaza
         44th Floor
         New York, NY 10004
         Attn: Jim Schaad
         (212) 902-1257

Buyer's Confirmation: Jerry's Famous Deli, Inc./Yucaipa Waterton Deli
Investors, L.L.C. August 22, 1996                                        Page 4




If these terms and timetable are acceptable to you, please confirm by signing below and returning this letter to my office by fax, together with the private securities subscription agreement and escrow agent closing instructions/hold harmless letter.

Facsimile signatures of this agreement shall be binding on all parties hereto.

Sincerely,


/s/ HARLAN P. KLEIMAN
- ------------------------
Harlan P. Kleiman,
Executive Vice President
of Institutional Sales

AGREED AND ACCEPTED:


Yucaipa Waterton Deli Investors, L.L.C.


/s/ KENNETH ABDALLA
- ------------------------
Waterton Management, L.L.C.,
Managing Member
By:  Kenneth Abdalla, Managing
Member of Waterton Management

                            [  BUYER'S LETTERHEAD  ]


August 22, 1996

Mr. John MacGregor
Senior Vice President and Manager
The Royal Bank of Scotland plc
600 Montgomery Street
San Francisco, CA 94111-2880

Dear Mr. MacGregor:

We will be wiring to you no later than August 23, 1996 funds in the amount of Six Million One Hundred Dollars ($6,000,100) U.S. for the purchase of Six Thousand (6,000) Shares of Convertible Preferred Stock of Jerry's Famous Deli, Inc. (DELI) and warrants to purchase Sixty Five Thousand (65,000) shares of common stock of Jerry's Famous Deli, Inc.

Upon receipt of the share certificates and Common Stock Warrant Purchase Certificate from Jerry's Famous Deli, Inc. ("Seller") and other required documents, please release the funds to Seller pursuant to Seller's instructions provided to you by Shoreline Pacific Institutional Finance, the Institutional Division of Financial West Group.

We understand that you are acting as escrow agent in this transaction and in no other capacity. We agree that you will have no liability whatsoever for any actions taken or not taken by you in connection with this transaction, unless such actions or omissions result from your gross negligence or willful misconduct.

We agree to indemnify you and hold you harmless against any loss, liability, claim, or other damage arising from or in connection with this transaction other than any loss, liability, claim or other damage resulting from your gross negligence or willful misconduct.

We further agree that you are expressly authorized to and shall be protected in relying on the genuineness of facsimile signatures on documents you receive in this transaction.

Sincerely,


/s/ KENNETH ABDALLA
- -----------------------------
Waterton Management, L.L.C.,
Managing Member
By:  Kenneth Abdalla, Managing
Member of Waterton Management

August 22, 1996


Via Facsimile
(415) 781-8010

Mr. John MacGregor
Senior Vice President & Manager
The Royal Bank of Scotland plc
The Pyramid
600 Montgomery Street
San Francisco, CA 94111-2880

         RE:  ESCROW CLOSING INSTRUCTIONS

The following sets forth the closing instructions for the transaction between:

                     the Buyer:

                     Yucaipa Waterton Deli Investors, L.L.C.
                     10000 Santa Monica Boulevard
                     5th Floor
                     Los Angeles, CA 90067

                     (hereinafter referred to as "Buyer")

                     (310) 789-7215 Telephone
                     (310) 789-7218 Fax




                     and the Seller:

                     Jerry's Famous Deli, Inc.
                     12711 Ventura Boulevard, Suite 400
                     Studio City, CA  91604


                     (hereinafter referred to as "Seller ")
                     (818) 766-8311 Telephone
                     (818) 766-8315 Fax

                     Mr. Isaac Starkman
                     Chairman and CEO



for the sale of Six Thousand (6,000) Shares of Convertible Preferred Stock of Jerry's Famous Deli, Inc. (DELI) and warrants to purchase Sixty Five Thousand (65,000) shares of common stock of Jerry's Famous Deli, Inc., issued by Seller pursuant to Section 4(2) of the Securities Act of 1933 (the "Preferred Shares"). The Royal Bank of

Mr. John MacGregor:  Jerry's Famous Deli, Inc./Yucaipa Waterton Deli
Investors, L.L.C. August 22, 1996                                        Page 2



Scotland plc will act as escrow agent for the transaction (the "Escrow Agent"), which is scheduled to close on August 23, 1996.

BUYER WILL PROVIDE:

1. A signed Private Securities Subscription Agreement and a signed Registration Rights Agreement;

2. A signed closing instructions/hold harmless letter addressed to the Escrow Agent regarding its capacity as escrow agent;

3. Funds wired to the Escrow Agent's escrow account in the amount of Six Million One Hundred Dollars ($6,000,100) U.S.

SELLER WILL PROVIDE:

1. A signed Private Securities Subscription Agreement and a signed Registration Rights Agreement;

2. A signed closing instructions/hold harmless letter addressed to the Escrow Agent regarding its capacity as escrow agent;

3. Six Thousand (6,000) Shares of Convertible Preferred Stock of Jerry's Famous Deli, Inc. (DELI), each Preferred Share representing One Thousand Dollars ($1,000.00) U.S., in the form of Ten (10) certificates each representing Six Hundred (600) Preferred Shares in the name of Yucaipa Waterton Deli Investors, L.L.C., bearing substantially the following legend: "The shares evidenced by this certificate have not been registered under the Securities Act of 1933 (the "Act") and may not be offered or sold, transferred, pledged, hypothecated or otherwise disposed of except pursuant to an effective registration statement under the Act or pursuant to an available exemption from such registration. The holder of this certificate is the beneficiary of certain obligations of the Company set forth in a private securities subscription agreement between the Company and Yucaipa Waterton Deli Investors, L.L.C. dated August 22, 1996. A copy of the portion of the aforesaid subscription agreement evidencing such obligations may be obtained from the Company's executive offices."

4. A signed Common Stock Purchase Warrant Certificate in the name of Yucaipa Waterton Deli Investors, L.L.C. to purchase Sixty Five Thousand (6,500) shares of common stock of Jerry's Famous Deli, Inc.;

5. An opinion letter from Seller's securities counsel stating that, among other things, upon issuance of the Preferred Shares and the Common Shares issuable upon the conversion thereof, such shares will be duly

Mr. John MacGregor:  Jerry's Famous Deli, Inc./Yucaipa Waterton Deli
Investors, L.L.C August 22, 1996                                         Page 3



         and validly authorized and issued, fully-paid and nonassessable shares of Jerry's Famous Deli, Inc.

WE EXPECT YOU TO COLLECT THE MATERIAL FROM BOTH BUYER AND SELLER. WE FURTHER EXPECT THAT, ONCE ALL MATERIALS HAVE BEEN RECEIVED, YOU WILL TAKE THE FOLLOWING
STEPS:

1. Release to Seller Five Million Six Hundred Forty Thousand Ninety Four Dollars ($5,640,094) U.S. via wire transfer pursuant to Seller's instructions, as follows:

         Bank of America
         Woodland Hills, California
         ABA# 121-000-358
         For further credit to: Jerry's Famous Deli, Inc.
         Account # 14656-00915

2. Release stock certificates, Common Stock Purchase Warrant Certificate, and a copy of opinion letter from Seller's counsel to Buyer pursuant to Buyer's instructions, as follows:

         Yucaipa Waterton Deli Investors, L.L.C.
         c/o Goldman Sachs & Co.
         One New York Plaza, 44th Floor
         New York, NY 10004
         Attn: Jim Schaad
         (212) 902-1257

3. Wire transfer Three Hundred Sixty Thousand Six Dollars ($360,006) U.S. as follows:

         Bank of New York
         ABA #021000018
         BNF-Correspondent Services Corp.
         AC#8900186968
         OBI-FBO Account Title/AC XX12345 (Account Number)
         Financial West Group/UA99100

FINANCIAL WEST GROUP

/s/ HARLAN P. KLEIMAN
- -------------------------------------
Harlan P. Kleiman,
Executive Vice President
Institutional Sales

ACCEPTED:
THE ROYAL BANK OF SCOTLAND PLC


By: /s/ JOHN MACGREGOR
- -------------------------------------
John MacGregor, Senior Vice President

                                    ANNEX I
                                                                         ANNEX I
                                                                              TO
                                                                    SUBSCRIPTION
                                                                       AGREEMENT
                         REGISTRATION RIGHTS AGREEMENT




         THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 22, 1996 (this "Agreement"), is made by and among Jerry's Famous Deli, Inc., a California corporation (the "Company"), and the person named on the signature page hereto (the "Initial Investor").

                             W I T N E S S E T H :

                 WHEREAS, in connection with the Private Securities Subscription Agreement, dated as of August 22, 1996, between the Initial Investor and the Company (the "Subscription Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell to the Initial Investor shares (the "Shares") of Convertible Preferred Stock (the "Preferred Stock") and Warrants (the "Warrants") to purchase shares of Common Stock, no par value (the "Common Stock") of the Company; and

                 WHEREAS, to induce the Initial Investor to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the shares of Common Stock isssuable upon conversion of the Preferred Stock or exercise of the Warrants (the "Registrable Securities");

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 2




                 1.       DEFINITIONS.

                 (a) As used in this Agreement, the following terms shall have the following meanings:

                 (i) "Investor" means the Initial Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                 (ii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act on such appropriate registration form promulgated by the Commission as shall be selected by the Company, and, when requested by the Initial Investor or any Investor pursuant to Section 2(b) hereof, shall (A) be reasonably acceptable to the holders of a majority of the Registrable Securities to which such registration relates, and (B) shall permit the disposition of Registrable Securities in accordance with the intended method or methods specified in the Investor's request for such registration, and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission ("SEC").

                 (iii) "Registrable Securities" means the shares of Common Stock issued or issuable upon conversion of the Shares.

                 (iv) "Registration Statement" means a registration statement under the Securities Act registering securities of the Company.

                 (b)      As used in this Agreement, the term Investor includes
         (i) each Investor (as defined above) and (ii) each person who is a permitted transferee or assignee of the Registrable Securities pursuant to Section 9 of this Agreement.

                 (c) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement.

                 2.       REGISTRATION.

                 (A) REGISTRATION BY THE COMPANY. Prior to the date the Shares become convertible into shares of Common Stock in accordance with their terms, the Company shall file with the SEC a Registration

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 3



         Statement registering the Registrable Securities for resale by the Investors. If the Registration Statement has not been declared effective by the SEC prior to the date the Shares become convertible, the provisions of Section 2(e) hereof shall apply.

                 (B) PIGGY-BACK REGISTRATIONS. If (i) at any time after 120 days following the purchase of the Shares pursuant to the Subscription Agreement, if a Registration Statement for the resale of the Common Stock has not been filed with the SEC or, (ii) at any time after the date the Shares become convertible into shares of Common Stock, if a Registration Statement for the resale of the Common Stock has not been declared effective by the SEC, the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Investor, who is entitled to registration rights under this Section 2(b) written notice of such determination and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion, if any, of the Registrable Securities with respect to which such Investor has requested inclusion hereunder. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement to the extent such pro rata

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 4



         allotment is permitted under the Company's currently existing agreements with such holders of the Company's securities. No right to registration of Registrable Securities under this Section 2(b) shall be construed to limit any registration required or permitted under any other provision of this Agreement. The obligations of the Company under this Section 2(b) may be waived by Investors holding a majority in interest of the Registrable Securities and shall expire (i) after the Company has afforded the opportunity for the Investors to exercise registration rights under this Section 2(b) for two registrations; provided, however, that any Investor who shall have had any Registrable Securities excluded from any Registration Statement in accordance with this Section 2(b) shall be entitled to include in an additional Registration Statement filed by the Company the Registrable Securities so excluded or (ii) when all of the Registrable Securities held by any Investor may be sold by such Investor under Rule 144 under the Securities Act ("Rule 144") within any three-month period.

                 (C) DEMAND REGISTRATION. If, at any time after the Shares become convertible into Common Stock, if a Registration Statement for the resale of the Registrable Securities is not then in effect, any Investor holding a majority of the Registrable Securities shall notify the Company in writing that it intends to offer or cause to be offered for public sale Registrable Securities held by such Investor, the Company shall cause such of the Registrable Securities as may be requested by any Investor to be registered, on one occasion only, under the Securities Act and applicable state laws as expeditiously as possible. Once the right for registration of any Registrable Securities under this Section 2(c) has been exercised by any Investor, the Company shall prepare and file a Registration Statement covering such Registrable Securities with the SEC within seven (7) days of the exercise of such registration right.

                 (D) If any offering pursuant to a Registration Statement pursuant to Section 2(c) hereof involves (at the Company's election) an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions and other fees and expenses of such investment banker or bankers and manager or managers so selected in accordance with this Section 2(d) (other than fees and expenses relating to registration of Registrable Securities under federal

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 5



         or state securities laws which are payable by the Company pursuant to
         Section 5 hereof) with respect to their Registrable Securities and the fees and expenses of such legal counsel selected by the Investors.

                 (E) PAYMENTS BY THE COMPANY. If the Registration Statement covering the Registrable Securities is not effective prior to the date the Shares become convertible into Common Stock, then the Company will make payments to each holder of Registrable Securities (each, a "Holder") in such amounts and at such times as shall be determined pursuant to this Section 2(e). The amount to be paid by the Company to the Holders shall be determined and paid as of each Computation Date, and such amount shall be equal to three percent (3%) of the aggregate subscription price paid by the Initial Investor for the Shares pursuant to the Subscription Agreement (the "Periodic Amount"); provided, however, that if any Computation Date is less than 30 days subsequent to another Computation Date, then the Periodic Amount payable on the later Computation Date shall be prorated. The Periodic Amount shall be divided among all the Holders in the same proportion as each Holder's Registrable Securities bears to the total of the outstanding Registrable Securities. The Periodic Amount shall be paid by the Company within five business days after each Computation Date and shall be payable in cash; provided, however, that the Company may elect in lieu of payment of any Periodic Amount in cash to deliver to the Initial Investor shares of Common Stock having an Aggregate Market Value equal to the amount of the Periodic Amount if, but only if, (1) such shares are freely tradable by the Initial Investor without any restriction under the Securities Act or any state securities or "blue sky" law and (2) after the issuance of such shares to the Holder, the aggregate number of shares of Common Stock beneficially owned by the Holder (determined in accordance with Section 13(d) of, and Regulations 13 D-G under, the Securities Exchange Act of 1934, as amended (the "Exchange Act")) would not exceed 4.9% of the outstanding shares of Common Stock unless such provision is waived by the Holder.

                 As used in this Section 2(e), the following terms shall have the following meanings:

                 "Aggregate Market Value" of any shares of Common Stock as of any Computation Date means the product obtained by multiplying (a) such number of shares of Common Stock times (b) the Average Market Price of the Common Stock for such Computation Date.

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 6



                 "Average Market Price" of any security for any period shall be computed as the average closing price of the shares over the five trading-day period ending on the relevant Computation Date, as reported by Bloomberg, L.P.

                 "Computation Date" means the date which is 30 days after the date the Shares become convertible and, if the Registration Statement required to be filed by the Company has not theretofore been declared effective by the SEC, each date which is 30 days after a Computation Date and, if the Registration Statement required to be filed by the Company is not declared effective by the SEC within 30 days after the date the Shares become convertible, the date on which such Registration Statement is declared effective.

                 3.       OBLIGATIONS OF THE COMPANY.       In connection with
         the registration of the Registrable Securities, the Company shall:

                 (a) prepare and file with SEC in accordance with section 2(a) hereof, by a date which the Company and its counsel reasonably believes will allow the Registration Statement to be declared effective prior to the date the Shares become convertible, or prepare promptly and file with the SEC promptly (but in no event later than 7 days) after a request in accordance with Section 2(c) hereof, a Registration Statement or Statements with respect to all Registrable Securities to be included therein, and thereafter use its best efforts to cause the Registration Statement to become effective as soon as reasonably possible after such filing. If such Registration Statement is filed pursuant to Rule 415, the Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is three years after the date such Registration Statement is first ordered effective by the SEC. In any case, the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that, subject to the conditions set forth in
         Section 4(a) below, each Investor may notify the Company in writing that it wishes to exclude all or a portion of its Registrable Securities from such Registration Statement; provided further, however, that if at any time the Investors shall be entitled to sell all Registrable Securities held by them pursuant to Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 7



         without registration and without imposing restrictions arising under the federal securities laws on the purchases thereof in a period of three consecutive months, then the Company shall, so long as it meets the current public information requirements of Rule 144, thereafter no longer be required to maintain the registration of Registrable Securities pursuant to this Agreement;

                 (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times until such date as is three years after the date such Registration Statement is first ordered effective by the SEC, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

                 (c) furnish to each Investor whose Registrable Securities are included in the Registration Statement, such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                 (d) use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times for a period of three years after the date such Registration Statement is first ordered effective by the SEC and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (I) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (II) subject itself to general taxation in any such jurisdiction, (III) file a general consent to service of process in any such jurisdiction, (IV) provide any undertakings that

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 8



         cause more than nominal expense or burden to the Company or (V) make any change in its charter or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

                 (e) in the event Investors who hold a majority in interest of the Registrable Securities being offered in the offering select underwriters for the offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering;

                 (f) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold pursuant to such registration of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

                 (g) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold pursuant to such registration (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

                 (h) permit a single firm of counsel designated as selling stockholders' counsel by the Investors who hold a majority in interest of the Registrable Securities being sold pursuant to such registration to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects;

                 (i) make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 9



         covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the date of the Registration Statement;

                 (j) at the request of the Investors who hold a majority in interest of the Registrable Securities being sold pursuant to such registration, furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and Investors;

                 (k) make available for inspection by any Investor whose Registrable Securities are being sold pursuant to such registration, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 10



         the Company with respect thereto, substantially in the form of this
         Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to
         Section 4(e) hereof unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or
         (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

                 (l) use its best efforts either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the NASDAQ National Market System or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure listing on a national securities exchange or NASDAQ authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 11



                 (m) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                 (n) cooperate with the Investors who hold Registrable Securities being sold and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to the denominations or amounts as the case may be, and registered in such names as the managing underwriter or underwriters, if any, or the Investors may reasonably request; and, within five business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) instructions to the transfer agent to issue new stock certificates without a legend and an opinion of such counsel that the shares have been registered; and

                 (o) take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement;

                 4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                 (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least fifteen (15) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If within five (5) business days prior to the filing date the Company has not received the Requested Information from an

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 12



         Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

                 (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                 (c) In the event Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                 (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and , if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; and

                 (e) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 13



         of such underwriting arrangements and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriter applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.

                 5. EXPENSES OF REGISTRATION. All expenses (other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions) incurred in connection with registrations, filings or qualifications pursuant to
         Section 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, shall be borne by the Company; provided, however, that the Investors shall bear the fees and out-of-pocket expenses of the one legal counsel selected by the Investors pursuant to Section 3(h) hereof.

                 6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this
         Agreement:

                 (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the Securities Act) for the Investors, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively "Claims") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein:
         (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 14



         preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6 (d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) (I) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.
         Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                 (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 15



         signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and such Investor will promptly reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                 (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

                 (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 16



         Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and this indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this
         Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                 7.       CONTRIBUTION.    To the extent any indemnification
         provided for herein is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 17



                 8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, until such time as the Investors have sold all the Registrable Securities pursuant to a Registration Statement or Rule 144, the Company agrees to:

                 (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                 (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                 (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

                 9.  ASSIGNMENT OF THE REGISTRATION RIGHTS.   The rights to
         have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to transferees or assignees of all or any portion of such securities only if: (a) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (b) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (c) at or before the time the Company received the written notice contemplated by clause (a) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

                 10.  AMENDMENT OF REGISTRATION RIGHTS.   Any provision of this
         Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 18



         Company and Investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.


                 11.  MISCELLANEOUS.

                 (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                 (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or when sent by registered mail, return receipt requested, addressed (i) if to the Company, at Jerry's Famous Deli, Inc., 12711 Ventura Blvd., Suite 400, Studio City, CA 91604 ,
         Attention: Mr. Isaac Starkman, Chairman and CEO, (ii) if to the Initial Investor, at the address set forth under its name in the Subscription Agreement and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt, and when so sent by certified mail, four business days after deposit with the United States Postal Service.

                 (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                 (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of California applicable to the agreements made and to be performed entirely within such state. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 19



                 (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                 (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                 (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                 (h) The headings in the Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Jerry's Famous Deli, Inc./Yucaipa Waterton Deli Investors, L.L.C.
Registration Rights Agreement                                   August 22, 1996
Page 20



                 (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.


                                        JERRY'S FAMOUS DELI, INC.



                                        By /s/ ISAAC STARKMAN
                                        ------------------------------
                                        Isaac Starkman,
                                        Chairman & CEO



                                        YUCAIPA WATERTON DELI INVESTORS, L.L.C.



                                        By /s/ KENNETH ABDALLA
                                        -------------------------------
                                        Waterton Management, L.L.C.,
                                        Managing Member
                                        By:  Kenneth Abdalla, Managing
                                        Member of Waterton Management